UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2014

WMI LIQUIDATING TRUST
(Exact name of registrant as specified in its charter)

Commission File Number:  000-54922

DELAWARE	45-6794330
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1201 THIRD AVENUE, SUITE 3000
SEATTLE, WASHINGTON 98101
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Clarification Regarding Press Release

On July 30, 2014, WMI Liquidating Trust (the “Trust”) issued a press release, and filed a Current Report on Form 8-K, disclosing the distribution by the Trust of $78 million to certain beneficiaries.  As a result of a typographical error, the press release incorrectly included a reference to Runoff Notes.  This Current Report on Form 8-K is being filed to clarify that the distribution was made in cash.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI LIQUIDATING TRUST

Date: August 6, 2014	By:	/s/ John Maciel
John Maciel
Chief Financial Officer